Summary Prospectus and Prospectus Supplement Supplement dated June 16, 2017
AC Alternatives Disciplined Long Short Fund
(Summary Prospectus and Prospectus dated November 1, 2016 as amended April 10, 2017)
Core Equity Plus Fund ■ NT Core Equity Plus Fund
(Summary Prospectus dated November 1, 2016 as revised November 4, 2016 and Prospectuses dated November 1, 2016)

Effective June 30, 2017, Scott Wittman has announced his plans to leave American Century Investments. As a result, he will no longer manage the funds listed above as of June 30, 2017.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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